Exhibit 99.3

                                                 Deutsche Morgan Grenfell [logo]


                        IMC HOME EQUITY LOAN TRUST 1998-1

                             COMPUTATIONAL MATERIALS

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Deutsche Morgan Grenfell. We recommend that investors obtain the advice of their Deutsche Morgan Grenfell representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                 Deutsche Morgan Grenfell [logo]

IMC Home Equity Loan Trust 1998-1

Computational Materials: Information Relating to the Collateral (page 1 of 5)
--------------------------------------------------------------------------------

================================================================================
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
================================================================================

FIXED RATE HOME EQUITY LOANS
Preliminary characteristics of the Initial Home Equity Loans as of the Statistical Calculation Date 2/11/98:

      Total Number of Loans:                                            10,252
      Total Outstanding Loan Balance:                             $607,106,261
             Balloon (% of Total):                                       38.21%
             Level Pay (% of Total):                                     61.79%
      Average Loan Principal Balance:                                  $59,218                 ($4,991  to $226,489)
      Weighted Average CLTV :                                            75.92%                (5.88% to 100.00%)
      % of Pool with LTVs greater than 85%:                              10.49%
      Weighted Average Coupon:                                           11.20%                (6.50% to 18.00%)
      Weighted Average Remaining Term to Maturity (months):                245                 (30 to 360)
      Weighted Average Seasoning (months):                                   3                 (0 to 54)
      Weighted Average Original Term (months):                             247                 (48 to 360 )
      Range of Original Terms:

                                                                              Level Pay                             Balloon
                                                                    ----------------------------         ---------------------------
                                                                     Up to 60:           0.11%            Up to 60:          0.04%
                                                                     61 - 120:           1.47%            61 - 120:          0.27%
                                                                    121 - 180:           15.25%           121 - 180:         37.89%
                                                                    181 - 240:           10.08%           181 - 240:         0.00%
                                                                    241 - 300:           0.60%            241 - 360:         0.00%
                                                                    301 - 360:           34.28%

Lien Position:                               1st Lien:            89.31%
                                             2nd Lien:            10.69%

Property Type:                 Single Family Detached:            87.68%
                               Single Family Attached:             1.37%
                                           2-4 Family:             8.73%
                                Condominium/Townhouse:             1.40%
                                                Other:             0.81%

Occupancy Status:                      Owner Occupied:            94.15%
                                   Non-Owner Occupied:             5.85%

Geographic Distribution:                                             NY:          17.66%            PA:      5.55%
(states not listed individually account                              FL:          10.71%
for less than 5.00% of the Mortgage                                  MI:           6.14%
Loan principal balance)                                              IL:           6.08%

Credit Quality:                                                       A:          53.17%
(per IMC's guidelines)                                                B:          22.90%
                                                                      C:          18.97%
                                                                      D:           4.95%

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Deutsche Morgan Grenfell. We recommend that investors obtain the advice of their Deutsche Morgan Grenfell representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                 Deutsche Morgan Grenfell [logo]

IMC Home Equity Loan Trust 1998-1

Computational Materials: Information Relating to the Collateral (page 2 of 5)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      Geographic Distribution of Properties

                                    Number of Home                      Aggregate                    % of Aggregate
      State                          Equity Loans                     Loan Balance                    Loan Balance
-----------------------          ----------------------            -------------------             ------------------
Alabama                                      47                       $3,211,461.59                      0.53%
Alaska                                        2                          119,137.95                      0.02
Arizona                                     100                        5,707,429.20                      0.94
Arkansas                                     35                        1,531,102.96                      0.25
California                                  130                       10,127,334.95                      1.67
Colorado                                    152                       10,563,596.69                      1.74
Connecticut                                 137                        9,367,896.06                      1.54
Delaware                                     37                        1,979,568.17                      0.33
District of Columbia                         52                        3,875,263.35                      0.64
Florida                                    1190                       65,031,350.15                     10.71
Georgia                                     416                       22,920,978.73                      3.78
Hawaii                                        8                          969,724.98                      0.16
Idaho                                        23                        1,223,179.74                      0.20
Illinois                                    593                       36,919,168.03                      6.08
Indiana                                     425                       18,714,882.59                      3.08
Iowa                                         34                        1,504,827.04                      0.25
Kansas                                       33                        1,493,096.00                      0.25
Kentucky                                     67                        3,493,000.12                      0.58
Louisiana                                    54                        2,080,963.85                      0.34
Maine                                        14                          772,041.91                      0.13
Maryland                                    451                       28,412,492.73                      4.68
Massachusetts                               209                       13,186,392.87                      2.17
Michigan                                    740                       37,272,545.67                      6.14
Minnesota                                    66                        4,229,983.16                      0.70
Mississippi                                  76                        3,625,979.41                      0.60
Missouri                                    109                        4,611,058.01                      0.76
Montana                                      10                          642,983.11                      0.11
Nebraska                                     14                          647,496.37                      0.11
Nevada                                       47                        3,020,007.49                      0.50
New Hampshire                                17                        1,010,194.11                      0.17
New Jersey                                  374                       27,689,620.70                      4.56
New Mexico                                   64                        4,554,859.56                      0.75
New York                                   1325                      107,202,772.30                     17.66
North Carolina                              418                       21,524,984.30                      3.55
North Dakota                                  3                           98,808.91                      0.02
Ohio                                        559                       29,785,122.16                      4.91
Oklahoma                                     39                        1,781,750.95                      0.29
Oregon                                       59                        3,289,137.44                      0.54
Pennsylvania                                634                       33,680,319.66                      5.55
Rhode Island                                 37                        2,589,454.11                      0.43
South Carolina                              205                        9,094,785.72                      1.50
South Dakota                                  2                          113,158.80                      0.02
Tennessee                                   521                       28,381,699.37                      4.67
Texas                                       194                       10,154,145.74                      1.67
Utah                                         94                        6,232,464.30                      1.03
Vermont                                      10                          549,781.85                      0.09
Virginia                                    224                       11,705,213.44                      1.93
Washington                                   84                        4,688,305.57                      0.77
West Virginia                                59                        2,507,895.75                      0.41
Wisconsin                                    53                        2,839,338.77                      0.47
Wyoming                                       6                          377,504.33                      0.06
                                        -------                    ----------------                    ------
                 Total                   10,252                     $607,106,260.72                    100.00%

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Deutsche Morgan Grenfell. We recommend that investors obtain the advice of their Deutsche Morgan Grenfell representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                 Deutsche Morgan Grenfell [logo]

IMC Home Equity Loan Trust 1998-1

Computational Materials: Information Relating to the Collateral (page 3 of 5)
--------------------------------------------------------------------------------

                          Combined Loan-to-Value Ratios

     Range of                Number of Home                Aggregate                 % of Aggregate
  Original CLTV's             Equity Loans                Loan Balance                Loan Balance
------------------           --------------             ----------------            ----------------
   5.01 to 10.00%                    7                       $78,575.58                     0.01%
  10.01 to 15.00                    16                       374,889.78                     0.06
  15.01 to 20.00                    35                       846,859.22                     0.14
  20.01 to 25.00                    44                     1,364,198.88                     0.22
  25.01 to 30.00                    76                     2,609,924.77                     0.43
  30.01 to 35.00                    92                     3,237,485.03                     0.53
  35.01 to 40.00                   123                     4,760,633.98                     0.78
  40.01 to 45.00                   137                     6,232,427.17                     1.03
  45.01 to 50.00                   255                    11,335,029.06                     1.87
  50.01 to 55.00                   237                    11,961,575.93                     1.97
  55.01 to 60.00                   435                    20,425,898.04                     3.36
  60.01 to 65.00                   695                    38,065,570.77                     6.27
  65.01 to 70.00                  1042                    57,230,621.99                     9.43
  70.01 to 75.00                  1481                    91,037,266.50                    15.00
  75.01 to 80.00                  2739                   191,012,615.90                    31.46
  80.01 to 85.00                  1154                    76,586,745.88                    12.62
  85.01 to 90.00                   896                    64,548,114.63                    10.63
  90.01 to 95.00                   182                     7,521,381.09                     1.24
 95.01 to 100.00                   606                    17,876,446.52                     2.94
                                -------                 ---------------                   ------
                 Total          10,252                  $607,106,260.72                   100.00%

                      Statistical Cut-Off Date Coupon Rates

     Range of                Number of Home                Aggregate                 % of Aggregate
   Coupon Rates               Equity Loans                Loan Balance                Loan Balance
------------------           --------------             ----------------            ----------------
 6.001 to  7.000%                   10                      $981,862.37                     0.16%
 7.001 to  8.000                    48                     4,330,669.90                     0.71
 8.001 to  9.000                   333                    29,679,006.73                     4.89
 9.001 to 10.000                 1,553                   118,965,648.40                    19.60
10.001 to 11.000                 2,673                   177,228,202.33                    29.19
11.001 to 12.000                 2,429                   139,040,384.87                    22.90
12.001 to 13.000                 1,326                    62,844,638.87                    10.35
13.001 to 14.000                 1,120                    47,252,237.22                     7.78
14.001 to 15.000                   583                    20,853,066.85                     3.43
15.001 to 16.000                   131                     4,822,992.61                     0.79
16.001 to 17.000                    39                       973,334.04                     0.16
17.001 to 18.000                     7                       134,216.53                     0.02
                                -------                 ---------------                   ------
                 Total          10,252                  $607,106,260.72                   100.00%

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Deutsche Morgan Grenfell. We recommend that investors obtain the advice of their Deutsche Morgan Grenfell representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                 Deutsche Morgan Grenfell [logo]

IMC Home Equity Loan Trust 1998-1

Computational Materials: Information Relating to the Collateral (page 4 of 5)
--------------------------------------------------------------------------------

FIXED RATE HOME EQUITY LOANS
Preliminary characteristics of the Initial Home Equity Loans as of the Statistical Calculation Date 2/11/98:

                      Statistical Cut-Off Date Loan Balance

     Cut-Off Date                Number of Home              Aggregate              % of Aggregate
    Loan Balances                 Equity Loans              Loan Balance             Loan Balance
------------------------         ---------------           ----------------         --------------
        Up to $25,000.00               1,912                 $35,081,571.63                  5.78%
 25,000.01 to  50,000.00               3,624                 135,563,056.26                 22.33
 50,000.01 to  75,000.00               2,075                 127,827,855.71                 21.06
 75,000.01 to 100,000.00               1,115                  96,830,601.69                 15.95
100,000.01 to 125,000.00                 686                  76,141,131.67                 12.54
125,000.01 to 150,000.00                 379                  51,774,019.35                  8.53
150,000.01 to 175,000.00                 208                  33,614,496.80                  5.54
175,000.01 to 200,000.00                 143                  26,751,555.78                  4.41
200,000.01 to 250,000.00                 110                  23,521,971.84                  3.87
                                      ------                ---------------                ------
                 Total                10,252                $607,106,260.72                100.00%

                    Distribution of Months Since Origination

  Number of Months           Number of Home                Aggregate                  % of Aggregate
 Since Origination            Equity Loans                Loan Balance                 Loan Balance
-------------------          --------------              ---------------              --------------
      0 to 1                         619                 $ 35,523,129.35                    5.85%
      2 to 12                      9,546                  568,038,550.82                   93.56
     13 to 24                         85                    3,269,109.21                    0.54
     25 or more                        2                      275,471.35                    0.05
                                  ------                 ---------------                 -------
                 Total            10,252                 $607,106,260.72                  100.00%

                   Distribution of Remaining Term to Maturity

Months Remaining              Number of Home              Aggregate                   % of Aggregate
  to Maturity                  Equity Loans             Loan Balance                    Loan Balance
----------------              --------------          -----------------               ---------------
   Up to 120                           403               $11,517,153.88                     1.90%
  121 to 180                         6,073               322,772,831.49                    53.17
  181 to 240                         1,140                61,057,122.55                    10.06
  241 to 300                            62                 3,620,661.56                     0.60
  301 to 360                         2,574               208,138,491.24                    34.28
                                    ------              ---------------                   ------
                 Total              10,252              $607,106,260.72                   100.00%

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Deutsche Morgan Grenfell. We recommend that investors obtain the advice of their Deutsche Morgan Grenfell representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                 Deutsche Morgan Grenfell [logo]
IMC Home Equity Loan Trust 1998-1

Computational Materials: Information Relating to the Collateral (page 5 of 5)
--------------------------------------------------------------------------------

FIXED RATE HOME EQUITY LOANS
Preliminary characteristics of the Initial Home Equity Loans as of the Statistical Calculation Date 2/11/98:

                        Distribution by Occupancy Status

                                   Number of Home                Aggregate                   % of Aggregate
   Occupancy Status                 Equity Loans                Loan Balance                  Loan Balance
--------------------               ---------------             ---------------               ---------------
Owner Occupied                          9,599                  $571,613,624.41                      94.15%
Investor Owned                            653                    35,492,636.32                       5.85
                                       ------                  ---------------                     ------
                 Total                 10,252                  $607,106,260.72                     100.00%

                          Distribution by Lien Position

                                    Number of Home                Aggregate                    % of Aggregate
     Lien Position                   Equity Loans                Loan Balance                   Loan Balance
-------------------                 --------------             ---------------                 --------------
     First Lien                          8,003                 $542,230,749.32                      89.31%
    Second Lien                          2,249                   64,875,511.40                      10.69
                                       -------                 ---------------                     ------
                 Total                  10,252                 $607,106,260.72                     100.00%

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Deutsche Morgan Grenfell. We recommend that investors obtain the advice of their Deutsche Morgan Grenfell representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                 Deutsche Morgan Grenfell [logo]

IMC Home Equity Loan Trust 1998-1

Computational Materials: Information Relating to the Certificates
--------------------------------------------------------------------------------

TRANSACTION SUMMARY (a)
-------------------------------------------------------------------------------------------------------------------------
                                               Estimated    Estimated    Estimated     Estimated
                                                  WAL       Modified     Principal     Principal         Expected
                 Approximate                    to Call     Duration      Lockout       Window            Ratings
 Certificate         Size        Coupon (b)     (years)      (years)      (months)     (months)     (Moody's/S&P/Fitch)
-------------------------------------------------------------------------------------------------------------------------
Class A-1         $334,270,000  Floating (c)       0.90         0.85          none           19       Aaa / AAA / AAA
Class A-2         $137,610,000     Fixed           2.00         1.83            18           10       Aaa / AAA / AAA
Class A-3         $151,170,000     Fixed           3.00         2.66            27           20       Aaa / AAA / AAA
Class A-4         $101,640,000     Fixed           5.00         4.14            46           32       Aaa / AAA / AAA
Class A-5         $ 70,310,000     Fixed           7.74         5.84            77           18       Aaa / AAA / AAA
Class A-6         $ 70,000,000     Fixed           6.35         5.03            38           57       Aaa / AAA / AAA
Class M-1         $ 47,500,000     Fixed           5.36         4.28            37           58        Aa2 / AA / AA
Class M-2         $ 45,000,000     Fixed           5.35         4.24            36           59         A2 / A / A
Class B           $ 42,500,000     Fixed           5.34         4.19            36           59      Baa3 / BBB- / BBB
-------------------------------------------------------------------------------------------------------------------------

Notes:   (a)   100% Prepayment Assumption: 4.0% CPR in month 1, and an
               additional 1.909% per annum in each month thereafter until month
               12. On and after month 12, 25% CPR. Priced to 10% optional call.
         (b)   The pass-through rate for each class remaining outstanding will increase by 0.50% for remittance periods beginning after the optional termination date.
         (c)   The lesser of (i) One-Month LIBOR plus 0._ % and (ii) the
               weighted average Coupon Rate of the Home Equity Loans, Less
               0.50375% per annum.

Class A-1 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                         8.93       1.49        1.10       0.90        0.77        0.69
Modified Duration (years)                    6.38       1.37        1.03       0.85        0.73        0.65
First Principal Payment                   4/20/98    4/20/98     4/20/98    4/20/98     4/20/98     4/20/98
Last Principal Payment                   12/20/12    2/20/01     4/20/00   10/20/99     7/20/99     5/20/99
Principal Lockout (months)                   none       none        none       none        none        none
Principal Window (months)                     177         35          25         19          16          14
Illustrative Yield @ Par (30/360)          5.923%     5.930%      5.931%     5.932%      5.934%      5.939%
------------------------------------------------------------------------------------------------------------

                                     Page 7
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Deutsche Morgan Grenfell. We recommend that investors obtain the advice of their Deutsche Morgan Grenfell representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                 Deutsche Morgan Grenfell [logo]

IMC Home Equity Loan Trust 1998-1

Class A-2 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        14.78       3.72        2.58       2.00        1.64        1.40
Modified Duration (years)                    9.42       3.23        2.32       1.83        1.52        1.31
First Principal Payment                  12/20/12    2/20/01     4/20/00   10/20/99     7/20/99     5/20/99
Last Principal Payment                   12/20/12    9/20/02     4/20/01    7/20/00     2/20/00    10/20/99
Principal Lockout (months)                    176         34          24         18          15          13
Principal Window (months)                       1         20          13         10           8           6
Illustrative Yield @ Par (30/360)          6.277%     6.210%      6.170%     6.132%      6.096%      6.061%
------------------------------------------------------------------------------------------------------------



(1) Indicates an interruption in the payment of principal.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Deutsche Morgan Grenfell. We recommend that investors obtain the advice of their Deutsche Morgan Grenfell representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                 Deutsche Morgan Grenfell [logo]

IMC Home Equity Loan Trust 1998-1

Computational Materials: Information Relating to the Certificates
--------------------------------------------------------------------------------


Class A-3 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        15.94       6.20        4.07       3.00        2.34        1.96
Modified Duration (years)                    9.80       4.97        3.49       2.66        2.12        1.80
First Principal Payment                  12/20/12    9/20/02     4/20/01    7/20/00     2/20/00    10/20/99
Last Principal Payment                    8/20/17    1/20/07     8/20/03    2/20/02    12/20/00     6/20/00
Principal Lockout (months)                    176         53          36         27          22          18
Principal Window (months)                      57         53          29     20 (1)          11           9
Illustrative Yield @ Par (30/360)          6.339%     6.306%      6.278%     6.248%      6.216%      6.189%
------------------------------------------------------------------------------------------------------------


Class A-4 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        23.41      11.43        7.34       5.00        3.61        2.61
Modified Duration (years)                   11.67       7.81        5.64       4.14        3.12        2.33
First Principal Payment                   8/20/17    1/20/07     8/20/03    2/20/02    12/20/00     6/20/00
Last Principal Payment                   12/20/24    8/20/12     5/20/08    9/20/04    11/20/02     2/20/01
Principal Lockout (months)                    232        105          64         46          32          26
Principal Window (months)                      89         68          58         32      24 (1)           9
Illustrative Yield @ Par (30/360)          6.590%     6.575%      6.558%     6.536%      6.509%      6.472%
------------------------------------------------------------------------------------------------------------


Class A-5 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        28.41      16.82       13.34      10.26        7.34        4.62
Modified Duration (years)                   12.22       9.66        8.46       7.07        5.49        3.79
First Principal Payment                  12/20/24    8/20/12     5/20/08    9/20/04    11/20/02     2/20/01
Last Principal Payment                   12/20/27    6/20/23     6/20/17    4/20/13    10/20/11     5/20/09
Principal Lockout (months)                    320        172         121         77          55          34
Principal Window (months)                      37        131         110    104 (1)     108 (1)     100 (1)
Illustrative Yield @ Par (30/360)          6.918%     6.934%      6.966%     6.976%      6.951%      6.875%
------------------------------------------------------------------------------------------------------------



(1)  Indicates an interruption in the payment of principal.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Deutsche Morgan Grenfell. We recommend that investors obtain the advice of their Deutsche Morgan Grenfell representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                 Deutsche Morgan Grenfell [logo]

IMC Home Equity Loan Trust 1998-1

Computational Materials: Information Relating to the Certificates
--------------------------------------------------------------------------------


Class A-6 "LOCK BOND" (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        11.78       7.62        6.92       6.55        6.39        6.45
Modified Duration (years)                    7.93       5.76        5.36       5.15        5.06        5.10
First Principal Payment                   4/20/01    4/20/01     4/20/01    6/20/01    10/20/01     3/20/02
Last Principal Payment                   12/20/12   12/20/12    12/20/12   12/20/12     8/20/11     3/20/09
Principal Lockout (months)                     36         36          36         38          42          47
Principal Window (months)                     141        141         141        139         119          85
Illustrative Yield @ Par (30/360)          6.454%     6.438%      6.436%     6.441%      6.474%      6.520%
------------------------------------------------------------------------------------------------------------


Class M-1 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        20.63      10.34        7.57       5.87        4.92        4.51
Modified Duration (years)                   10.45       6.93        5.52       4.53        3.97        3.72
First Principal Payment                  12/20/12    4/20/03     9/20/01    5/20/01     7/20/01    10/20/01
Last Principal Payment                    8/20/27    7/20/18     4/20/13   10/20/11     1/20/09     1/20/07
Principal Lockout (months)                    176         60          41         37          39          42
Principal Window (months)                     177        184         140        126          91          64
Illustrative Yield @ Par (30/360)          7.018%     7.006%      7.006%     6.999%      6.989%      6.981%
------------------------------------------------------------------------------------------------------------


Class M-2 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        20.61      10.24        7.56       5.80        4.80        4.28
Modified Duration (years)                   10.23       6.82        5.45       4.46        3.86        3.53
First Principal Payment                  12/20/12    4/20/03     9/20/01    4/20/01     5/20/01     7/20/01
Last Principal Payment                    6/20/27   12/20/16    12/20/12    9/20/10     2/20/08     5/20/06
Principal Lockout (months)                    176         60          41         36          37          39
Principal Window (months)                     175        165         136        114          82          59
Illustrative Yield @ Par (30/360)          7.274%     7.259%      7.259%     7.249%      7.238%      7.227%
------------------------------------------------------------------------------------------------------------

(1)  Indicates an interruption in the payment of principal.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Deutsche Morgan Grenfell. We recommend that investors obtain the advice of their Deutsche Morgan Grenfell representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                 Deutsche Morgan Grenfell [logo]
IMC Home Equity Loan Trust 1998-1

Computational Materials: Information Relating to the Certificates
--------------------------------------------------------------------------------


Class B (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        20.50      10.04        7.32       5.58        4.59        4.02
Modified Duration (years)                    9.93       6.64        5.29       4.31        3.70        3.33
First Principal Payment                  12/20/12    4/20/03     9/20/01    4/20/01     4/20/01     4/20/01
Last Principal Payment                    1/20/27    4/20/14     5/20/12    2/20/09    11/20/06     4/20/05
Principal Lockout (months)                    176         60          41         36          36          36
Principal Window (months)                     170        133         129         95          68          49
Illustrative Yield @ Par (30/360)          7.631%     7.611%      7.606%     7.591%      7.577%      7.564%
------------------------------------------------------------------------------------------------------------


** Class A-5 (to 10% clean-up call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        26.86      14.69       10.51       7.74        5.80        4.23
Modified Duration (years)                   11.98       9.02        7.29       5.84        4.65        3.55
First Principal Payment                  12/20/24    8/20/12     5/20/08    9/20/04    11/20/02     2/20/01
Last Principal Payment                    1/20/25   11/20/12     9/20/08    2/20/06     6/20/04     5/20/03
Principal Lockout (months)                    320        172         121         77          55          34
Principal Window (months)                       2          4           5     18 (1)          20      28 (1)
Illustrative Yield @ Par (30/360)          6.908%     6.898%      6.889%     6.877%      6.861%      6.837%
------------------------------------------------------------------------------------------------------------


** Class A-6 "LOCK BOND" (to 10% clean-up call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        11.78       7.62        6.87       6.35        5.67        5.05
Modified Duration (years)                    7.93       5.76        5.34       5.03        4.61        4.20
First Principal Payment                   4/20/01    4/20/01     4/20/01    6/20/01    10/20/01     3/20/02
Last Principal Payment                   12/20/12   11/20/12     9/20/08    2/20/06     6/20/04     5/20/03
Principal Lockout (months)                     36         36          36         38          42          47
Principal Window (months)                     141        140          90         57          33          15
Illustrative Yield @ Par (30/360)          6.454%     6.438%      6.433%     6.429%      6.423%      6.416%
------------------------------------------------------------------------------------------------------------

(1) Indicates an interruption in the payment of principal.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Deutsche Morgan Grenfell. We recommend that investors obtain the advice of their Deutsche Morgan Grenfell representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                 Deutsche Morgan Grenfell [logo]

IMC Home Equity Loan Trust 1998-1

Computational Materials: Information Relating to the Certificates
--------------------------------------------------------------------------------


** Class M-1 (to 10% clean-up call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        20.32      10.00        7.04       5.36        4.51        4.18
Modified Duration (years)                   10.40       6.83        5.29       4.28        3.73        3.52
First Principal Payment                  12/20/12    4/20/03     9/20/01    5/20/01     7/20/01    10/20/01
Last Principal Payment                    1/20/25   11/20/12     9/20/08    2/20/06     6/20/04     5/20/03
Principal Lockout (months)                    176         60          41         37          39          42
Principal Window (months)                     146        116          85         58          36          20
Illustrative Yield @ Par (30/360)          7.016%     6.998%      6.982%     6.966%      6.953%      6.947%
------------------------------------------------------------------------------------------------------------

** Class M-2 (to 10% clean-up call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        20.32      10.00        7.04       5.35        4.44        3.99
Modified Duration (years)                   10.19       6.74        5.24       4.24        3.66        3.36
First Principal Payment                  12/20/12    4/20/03     9/20/01    4/20/01     5/20/01     7/20/01
Last Principal Payment                    1/20/25   11/20/12     9/20/08    2/20/06     6/20/04     5/20/03
Principal Lockout (months)                    176         60          41         36          37          39
Principal Window (months)                     146        116          85         59          38          23
Illustrative Yield @ Par (30/360)          7.272%     7.253%      7.236%     7.219%      7.205%      7.196%
------------------------------------------------------------------------------------------------------------


** Class B (to 10% clean-up call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        20.31       9.99        7.03       5.34        4.40        3.88
Modified Duration (years)                    9.90       6.62        5.17       4.19        3.59        3.24
First Principal Payment                  12/20/12    4/20/03     9/20/01    4/20/01     4/20/01     4/20/01
Last Principal Payment                    1/20/25   11/20/12     9/20/08    2/20/06     6/20/04     5/20/03
Principal Lockout (months)                    176         60          41         36          36          36
Principal Window (months)                     146        116          85         59          39          26
Illustrative Yield @ Par (30/360)          7.630%     7.610%      7.593%     7.575%      7.559%      7.547%
------------------------------------------------------------------------------------------------------------


(1) Indicates an interruption in the payment of principal.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Deutsche Morgan Grenfell. We recommend that investors obtain the advice of their Deutsche Morgan Grenfell representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.